Brokerage Commissions and Net Gains on Investment Securities	12 Months Ended
Mar. 31, 2013
Brokerage Commissions and Net Gains on Investment Securities

22. Brokerage Commissions and Net Gains on Investment Securities

Brokerage commissions and net gains on investment securities in fiscal 2011, 2012 and 2013 consist of the following:

	Millions of yen
	2011	2012	2013
Brokerage commissions	¥119	¥24	¥122
Net gains on investment securities	15,116	24,894	28,805
Dividends income	4,344	4,419	5,887

	¥19,579	¥29,337	¥34,814

Trading activities—Net gains on investment securities include net trading gains of ¥4,607 million, net trading gains of ¥9,324 million and net trading gains of ¥3,435 million for fiscal 2011, 2012 and 2013, respectively. Gains on derivative trading instruments are included in income from discontinued operations. For further information, see Note 26 “Discontinued Operations.”